Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BY

EIGHTY-FOURTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This EIGHTY-FOURTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.  Customer requested and CSG previously provided Customer with the ability to access the CSG Workforce Express® enterprise interface (the “WFX Enterprise Interface”) as described in the Sixty-eighth Amendment to the Agreement (CSG document no. 4104340) (the "68th Amendment") and, as a result, the WFX Enterprise Interface was implemented specifically for use as described in that certain Statement of Work executed as of March 18, 2015 (CSG document no. 4104342) (the “WFX Enterprise Interface SOW") to Customer's production and CTER environments.

Customer and CSG acknowledge and agree the WFX Enterprise Interface will support multiple Customer WFX interfaces pursuant to an implementation SOW similar to the terms provided in the WFX Enterprise Interface SOW referenced above.  To ensure clarity of the intent of the Parties regarding the WFX Enterprise Interface, the description and fee table paragraphs 1 and 2, respectively, of the 68th Amendment are hereby deleted in their entirety and replaced as follows:

a)  Customer desires and CSG agrees to provide Customer with access to the CSG Workforce Express® enterprise interface (the “WFX Enterprise Interface”) which will support multiple WFX interface transactions.  Each such WFX interface, as may be requested by Customer from time to time, will be implemented pursuant to a mutually agreed upon Statement of Work between CSG and Customer (the "WFX Enterprise Interface SOWs").

b)  Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, CSG Licensed Products, Section III. CSG Workforce Express® (WFX), shall be amended to add a new subsection D, "Workforce Express Enterprise Interface," to include the fees set forth below for the WFX Enterprise Interface described in this Amendment.

D.  Workforce Express Enterprise Interface

Description of Item/Unit of Measure	Frequency	Fee
1.WFX Enterprise Interface implementation and integration to Customer's production and CTER environments (Note 1)	*** *******	*****
2.******* WFX Enterprise Interface Maintenance and Support Fee per each block of ********* WFX transactions, per month (Note 2) (Note 3) (Note 4)	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: WFX Enterprise Interface implementation and integration services will be provided pursuant to WFX Enterprise Interface SOWs for the WFX Interface transactions identified in any/each applicable WFX Enterprise Interface SOW.  Transactions generated as a result of implementation of any such WFX Enterprise Interface SOW shall count towards the block of per month WFX transactions identified in Item 2 of the fee table above.

Note 2: The Monthly WFX Enterprise Interface Maintenance and Support Fee is intended to be incremental.  For example, if Customer had a *********** ****** of ********* *** ************ in the current billing *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********; if Customer had a transaction volume of ********* WFX transactions in the current billing *****, the ******* WFX Enterprise Interface Maintenance and Support Fee for all ********* would be $********.

Note 3:  The ******* WFX Enterprise Interface Maintenance and Support Fee shall apply to WFX Enterprise Interface transactions in Customer's production and CTER environments.

Note 4.  The ******* WFX Enterprise Interface Maintenance and Support Fee, referenced above, will be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 1/8/16	Date: 13 Jan 2016